Barnett Shale Focused

April 2005

Safe Harbor

Except for historical information contained herein, the statements in this Press
Release are forward-looking statements that are made pursuant to the Safe Harbor
Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Westside Energy Corporation, are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, government regulation or action, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves or implement its business plans, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, and environmental risks. These and other risks are described in the Company's 10-KSB and 10-QSB Reports and other filings with the Securities and Exchange Commission.

Management Team

Jimmy Wright, CEO and CFO

Successful entrepreneur with 24-years of energy experience

20 years in full-time management of several listed energy concerns, including President and CEO of Midcoast Canada Operating Company, an
indirect subsidiary of Enbridge Inc. (ENB)

BS degree in mechanical engineering

Keith Spickelmier, non-executive Chairman

18-year career in business and law, with JD from University of Houston

Responsible for $180 MM in capital raises for cable television companies

Assisted with various capital raises totaling in excess of $150 MM for private energy company

Board of Directors

Douglas Manner

More than 25 years of experience in the oil and natural gas industry

Senior Vice President and Chief Operating Officer of Kosmos Energy, LLC

Board Member of White Stone Energy. Formerly served as President and Chief Operating Officer of White Stone

Chairman of the compensation committee, member of the audit committee for WEGC

John Raymond

More than 13 years of experience in the oil and natural gas industry

Director and Chief Executive Officer of Vulcan Energy Corporation since December 2004

Formerly President and Chief Executive Officer of Plains Resources, Inc. Serving as a director of Plains All American
(NYSE: PAA) since June 2001

Member of the compensation and audit committees for WEGC

Herbert Williamson, III

More than 30 years of experience in the oil and gas industry and investment banking business

Served as Director and Chairman of the special committee of Pure Resources in connection with the tender offer made by Unocal (NYSE: UCL)

Board Member of Mission Resources Corp. since November of 2002

Chairman of the audit committee and member of the compensation committee for WEGC

Profile

Asset base (Wright) meets public entity (Spickelmier) in 2004 to form micro-cap growth E&P company

Barnett Shale focused opportunity; most prolific gas basin in Texas

Initial lease acquisition commenced in early 2003

On leading edge of heightened industry interest

Tremendous growth potential

Barnett Shale is a play made for small independents

Experienced energy professionals with start-up experience capable of growing Westside

Westside Milestones

Acquired leases from private company in February 2004

Raised seed funds of $1.9 MM through the issue of common shares at $1.00 each, and debt ($781,800 & $1,110,000 respectively)

Purchased 52,767 net acres prospective for Ft. Worth Basin, Barnett Shale natural gas

First production October 9, 2004

Raised $20 MM ($18.5 MM net)  in private stock offering in November 2004

Elected Independent Board of Directors in March 2005

Completed drilling of first horizontal well in April 2005 and awaiting completion

Completed 3-D seismic survey over 2,742 gross acres in April 2005

Barnett Shale

Largest natural gas play in Texas

Over 925 MMcf/d per day

Estimated 100 Bcf – 150 Bcf in place per section over play area*

Lower-risk, development-type drilling with long-lived production /
reserves

Historically low F&D and operating costs of under $1 per Mcfe

Pay zones range up to 1,000 feet thick

Significant potential recoverable reserves (26 Tcf**)

Improved fracturing applications

Horizontal drilling increasing production rates

Core and non-core running together in the south and west

Both majors and small independents active in play

*   Morgan Stanley, 4/16/04

** USGS, March 2004

Barnett Shale Play, Core & Non-core

Clay

Montague

Cooke

Jack

Wise

Denton

Palo
Pinto

Parker

Tarrant

Erath

Hood

Johnson

Somervell

Hamilton

Bosque

Hill

Oil Wells

Gas Wells

Some development

Potential

Source: Oil & Gas Journal, SLB

Core Area

Core area

Dominated by DVN

Infrastructure rich

Technology advancing EURs

Horizontal drilling / completion
designs

Non-core area

KWK, EOG, XTO and Chesapeake
main players

Core-area technology
applied here

Currently 16% of Barnett Shale
output

2004 activity providing concept proof

Ellis

Mills

Comanche

Lampasas

Coryell

Westside Energy Corporation

Gas and Condensate Production
Monthly Production Rate (Logarithmic) vs. Time
Lease Number: 143330 - District: 9; Denton County, Texas
Monthly Production Rate (BO or MCF)
100000
10000
1000
100
10
1
Jul-1992
Jan-1993
Jul-1993
Jan-1994
Jul-1994
Jan-1995
Jul-1995
Jan-1996
Jul-1996
Jan-1997
Jul-1997
Jan-1998
Jul-1998
Jan-1999
Jul-1999
Jan-2000
Jul-2000
Jan-2001
Jul-2001
Jan-2002
Jul-2002
Jan-2003
Jul-2003
Jan-2004
Jul-2004
Production Month
o COMPLETIONS
x GAS
+ OIL
© 2004 Drilling Info, Inc.

Barnett Shale Type Curve

Marked by long-lived
production and reserves

Hyperbolic decline

Refrac capabilities

Long-term desorbtion
potential

New technology
available

Westside’s Strategy

Acquire acreage near existing pipeline infrastructure, creating potential midstream opportunity

Explore with vertical wells – develop with higher-producing
                    horizontal wells

Outsource whenever possible

Contractors selected based upon success in the field

Leverage industry relationships: technical, land and financial

Invest equity in drilling program

Supplement funding with reserve-based debt

Acquiring expansion area acreage at favorable terms

Westside Acreage Position

Jack

Wise

Denton

Tarrant

Johnson

Hill

Ellis

Hamilton

Coryell

Lampasas

Mills

Comanche

Westside Acreage Position

52,767 net acres (54,703 gross)

100% operated (75% on first well)

330 vertical and 330 horizontal potential net locations

Attractive lease terms, no near-term expiry

Near term prospect leaseholds close to pipeline infrastructure

Pipeline quality gas sold directly into line save 20% on
gathering

Westside Resource Potential

Westside owns or controls 52,767+ acres in the play and is
actively pursuing additional leaseholds

Resource Potential*

82.45 sections

125 Bcf Avg. in place per section

10.3 Tcf gross unrisked resource potential

10% recovery = 1. Tcf

Risked 50% - 60% =

.5 Tcf - .6 Tcf

* Internally prepared; industry averages from Morgan Stanley on core and non-core in close proximity.

Jack

Wise

Denton

Tarrant

Johnson

Hill

Ellis

Hamilton

Coryell

Lampasas

Mills

Comanche

Denton County Detail

Lucille Pruitt #1 – Flowing
back to sales

342 net acres

Close proximity to
infrastructure (Dynegy)

Multiple offsets

Outstanding well control

1,000+ ft Barnett thickness

Lucille Pruitt #2-H – TD
11,543

Denton

Lucille Pruitt # 1

352 gross acres

(342 net)

Westside Leasehold

Lucille Pruitt #2-H

Located in Denton County,
50 miles northwest of Ft. Worth

TD of 11,543 ft reached

Cased and awaiting frac

Westside is the operator with
100% WI and 80% NRI

Pipeline infrastructure on lease and
currently accepting deliveries from
Lucille Pruitt #1

Potential for multiple pay zones

Johnson, Ellis and Hill County Detail

3 net horizontal wells in 2005 program

9,579 net acres (100% WI)

400+ ft shale thickness

East of Viola limit

Offset well control

Proven horizontal
production in area

Excellent proximity to infrastructure
(midstream)

Pipe ranges from
10” to 36”

3-D shot and processed over 4.3

        square miles

Johnson

Ellis

Hill

TUFCO

Westside Leasehold

Pipelines

5,561 gross acres

(4,785 net)

1,565 gross / net acres

LS Gas

LS Gas

LS Gas

2,334 gross acres

(1,925 net)

LS Gas

Valero

2,045 gross (1,304) net acres

4.3 sq. miles 3-D

Johnson, Ellis and Hill Geology

Westside Leasehold

Johnson

Ellis

Hill

Devon Glover, Opal #1H

Barnett Shale – 7,852

Initial Production 7/2004

6 month cum. prod. 489,165 Mcf

JW Mildred Atlas

Barnett Shale - 7,924 ft. deep

324 ft. Barnett Shale Pay

VIOLA - 8,248 ft. deep

Mobil Kaddatz 1

Barnett Shale - 7,695 ft. deep

586 ft. Barnett Shale Pay

Siluro-Dev? - 8,291 ft. deep

684 ft. Btwn BShale and Ellenburger

Ellenburger - 8,965 ft. deep

Approximate
western limit of
Viola-Simpson
Limestone

20 miles

13 miles

11 miles

Mobil Cockerham 1

Barnett Shale - 9,081 ft. deep

450 ft. Barnett Shale Pay

Ellenburger? - 9,431 ft. deep

Devon, Trussell #1

Barnet Shale – 7,866

Initial Production 4/2004

9 month cum. prod. 330,988 Mcf

Westside Energy
Corporation

Southwest
Northeast
Non-Core Area
Core Area
Shallow Gas
(HBP) Formation
Potentially Productive
Barnett
Frac Barrier
Productive Barnett
Frac Barrier
Water bearing Formation
Avoiding this formation is
the primary non-core
challenge

Source: Devon Energy, Morgan Stanley Equity Research.

Cross Section

Acreage per Westside

Westside Acreage

Geologic Characteristics;

i.e., Thick Barnett Section

Lower Frac Barrier

Jack & Wise County Detail

1,022 net acres (100% WI)

Multiple horizons

Cheaper drilling cost

Proven production

Mature infrastructure

Jack

Wise

745 gross / net acres

307 gross / net acres

Westside Leasehold

Hamilton County Detail

41,821 net acres (100% WI)

Frontier area with production
from the Marble Falls

Long-term leases

130 - 220 ft Barnett Shale

Cheap drilling cost

Pipeline in the proximity

Westside Leasehold

Pipelines

Hamilton

LONESTAR

GAS

Comanche

Mills

Lampasas

Coryell

863 gross/net acres

2,308 gross/net acres

18,464 gross/net acres

1,566 gross/net acres

2,167 gross/net acres

16,464 gross/net acres

Hamilton County Geology

Westside Leasehold

Pipelines

Hamilton

LONESTAR

GAS

Comanche

Mills

Lampasas

Coryell

1957 Marble Falls

IP of  456 Mcf/day

1947 Marble Falls

Cumulative 30 Bcf

1970 Marble Falls

Cumulative 353 MBO

Significant historical
production

Marble Falls – geological
section above the Barnett

Tight Ellenburger as a
lower frac barrier

High porosity Barnett
Shale

2005 Budget

Capital Expenditures:

          Drilling

          Lease Acquisitions

          G&G

Total Uses

$14.35 MM

$3.3 MM

$1.35 MM

$19 MM

76%

17%

7%

100.0%

Westside Energy
Corporation

6.00
5.00
4.00
3.00
Jan 7
Jan 16
Jan 25
Feb
Feb 12
Feb 21
Mar
Mar 11
Mar 20
Mar 29
500T
400T
300T
200T
100T
0
© quotemedia.com

Stock Summary

Stock Performance

Shares

17,096,887

6,086,453

1,477,500

18,574,387

Current Ownership

Common shares outstanding

Management / Directors

Warrants*

Fully diluted shares

*357,500 @ $2.50, 300,000 @ $2.00, 820,000 @ $0.50

Recent Barnett Shale Transactions

Deal Multiple

Deal Statistic

$ Value

$1.33/Mcfe     $2,462/ acre

440 Bcfe         40,616 acres

Announced

Valuation

$1.75/Mcfe

$1.33 / Mcfe   $7,778/acre

$1.00 / Mcfe

360 Bcfe

135 Bcfe      12,600 acres

1,455 Bcfe

$629 million

(Includes $325 million in
field development costs)

                      Unproved

Proved           Acreage

$179 million  $98 million

$1,450 Million

(Includes $765 million of
field development costs)

                           Unproved

Proved                Acreage

$585 million $100  million

Full Cycle
(3P)Valuation

Announced
Valuation

Full Cycle
(3P)Valuation

* Source: First Albany Capital

                 XTO Energy                      Chesapeake

Key Points

Westside Energy is a focused story in a prolific basin

The Barnett Shale is the right play for smaller operators

Well-thought-out exploitation plan with tremendous growth potential

Growth initiative

Drill on existing acreage

Acquire undeveloped acreage

Make selected acquisitions (reserves, production, operations)

Evaluate strategic partnerships for drilling, acreage and midstream

Add management & staff as production grows

4400 Post Oak Parkway, Suite 2530
Houston, TX 77027
Phone: 713-979-2660
Fax: 713-979-2665
www.westsideenergy.com
Ticker Symbol: WEGC